Income Taxes	12 Months Ended
Dec. 31, 2024
Major components of tax expense (income) [abstract]
Income Taxes	Income Taxes
23.1 Income Tax
The breakdown of the income tax expense by Mexico and Foreign countries for the years ended December 31, 2024, 2023 and 2022, is as follows:

	2024	2023	2022
Current tax expense:
Current year	Ps. 9,569	Ps. 7,604	Ps. 5,658
Deferred tax expense:
Origination and reversal of temporary differences	394	(44)	860
Utilization (benefit) of tax losses recognized	1,805	1,221	29
Total deferred tax income expense	2,199	1,177	889
Total income tax expense in consolidated net income	Ps. 11,768	Ps. 8,781	Ps. 6,547

2024	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 6,918	Ps. 2,651	Ps. 9,569
Deferred tax expense:
Origination and reversal of temporary differences	(1)	395	394
Utilization (benefit) of tax losses recognized	1,019	786	1,805
Total deferred tax	1,018	1,181	2,199
Total income tax expense in consolidated net income	Ps. 7,936	Ps. 3,832	Ps. 11,768

2023	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 5,474	Ps. 2,130	Ps. 7,604
Deferred tax expense:
Origination and reversal of temporary differences	(322)	278	(44)
Utilization (benefit) of tax losses recognized	238	983	1,221
Total deferred tax	(84)	1,261	1,177
Total income tax expense in consolidated net income	Ps. 5,390	Ps. 3,391	Ps. 8,781

2022	Mexico	Foreign	Total
Current tax expense:
Current year	Ps. 3,522	Ps. 2,136	Ps. 5,658
Deferred tax expense:
Origination and reversal of temporary differences	197	663	860
Utilization (benefit) of tax losses recognized	(4)	33	29
Total deferred tax	193	696	889
Total income tax expense in consolidated net income	Ps. 3,715	Ps. 2,832	Ps. 6,547

Recognized in Consolidated Statement of Other Comprehensive Income (OCI)

Income tax related to items charged or recognized directly in OCI during the year:	2024	2023	2022
Unrealized loss (gain) on derivative financial instruments	Ps. 693	Ps. (236)	Ps. (590)
Remeasurements of the net defined benefit liability	(318)	24	173
Total income tax recognized in OCI	Ps. 375	Ps. (212)	Ps. (417)
Balance of income tax included in Accumulated Other Comprehensive Income (AOCI) as of:

Income tax related to items charged or recognized directly in OCI as of year-end:	2024	2023	2022
Unrealized loss (gain) on derivative financial instruments	Ps. 455	Ps. (241)	Ps. (13)
Comprehensive income to be reclassified to profit or loss in subsequent periods	455	(241)	(13)
Remeasurements of the net defined benefit liability	(524)	(153)	(205)
Balance of income tax in AOCI	Ps. (69)	Ps. (394)	Ps. (218)
A reconciliation between effective income tax rate and Mexican domestic statutory tax rate for the years ended December 31, 2024, 2023 and 2022 follows:

	2024	2023	2022
Mexican statutory income tax rate	30%	30%	30%
Income tax from prior years	(0.03)%	(0.37)%	0.19%
Income on monetary position for subsidiaries in hyperinflationary economies	1.19%	2.03%	1.18%
Annual inflation tax adjustment	1.21%	2.08%	5.63%
Non-deductible expenses	2.89%	1.99%	2.17%
Income taxed at a rate other than the Mexican statutory rate	1.28%	1.49%	1.68%
Effect of restatement of tax values	(2.85)%	(3.50)%	(4.69)%
Effect of change in statutory rate	(0.03)%	(0.60)%	(0.39)%
Tax loss (recognition) (1)	0.02%	(1.40)%	(8.50)%
Other	(1.00)%	(1.22)%	(1.89)%
	32.68%	30.50%	25.38%

(1) During 2022 the Company recognized an amount of Ps. (2,194) corresponding to favorable effects for deferred tax assets of the Company's subsidiaries, taking into account that there was certainty of recoverability of such deferred tax assets. In addition, in 2023 an effect of Ps. (409) of deferred tax assets was recognized, for which the Company also has certainty of recoverability.
Deferred income tax
An analysis of the temporary differences giving rise to deferred income tax liabilities (assets) is as follows:

	Consolidated Statement of Financial Position as of		Consolidated Income Statement
	2024	2023	2024	2023	2022
Expected credit losses	Ps. (135)	Ps. (64)	Ps. (70)	Ps. 15	Ps. (15)
Inventories	100	53	58	5	18
Prepaid expenses	22	20	2	(4)	(32)
Property, plant and equipment, net	(443)	(1,150)	455	314	(118)
Other assets	35	(190)	203	45	86
Finite useful lived intangible assets	(121)	(10)	(120)	1	48
Indefinite lived intangible assets	1,386	1,509	260	591	123
Post-employment and other non-current employee benefits	(388)	(438)	45	(2)	15
Derivative financial instruments	(50)	75	(126)	73	(3)
Contingencies	(607)	(921)	290	(96)	(23)
Employee profit sharing payable	(667)	(533)	134	174	(85)
Tax loss carryforwards	(3,717)	(5,726)	1,805	1,221	29
Tax credits to recover (1)	(399)	(726)	326	342	327
Cumulative other comprehensive income	(69)	(394)	375	(211)	(417)
Liabilities of amortization of goodwill of business acquisition	5,322	5,574	(252)	(543)	—
Leases liabilities, net	(75)	(43)	(39)	(28)	(37)
Other	(2,086)	(1,486)	(1,147)	(720)	973
Deferred tax (income)			Ps. 2,199	Ps. 1,177	Ps. 889

Deferred tax, asset	Ps. (6,209)	Ps. (7,771)
Deferred tax, liability	4,317	3,321
Deferred income taxes, net	Ps. (1,892)	Ps. (4,450)

(1) Corresponds to income tax credits from dividends received from foreign operations to be recovered within the next ten years accordingly to the Mexican Income Tax law.

The changes in the balance of the net deferred income tax assets are as follows:

	2024	2023	2022
Balance at beginning of the period	Ps. (4,450)	Ps. (5,136)	Ps. (5,632)
Deferred tax provision for the period	2,199	1,177	889
Change in the statutory rate	—	—	(82)
Effects in equity:
Unrealized loss (gain) on derivative financial instruments	693	(236)	(591)
Cumulative translation effect and inflation adjustment	(16)	(279)	107
Remeasurements of the net defined benefit liability	(318)	24	173
Balance at end of the period	Ps. (1,892)	Ps. (4,450)	Ps. (5,136)

The Company has determined that undistributed profits of its subsidiaries where the tax basis is lower than the net profits will not be distributed in the foreseeable future. The unrecognized deferred tax liabilities associated with the undistributed profits are as of December 31, 2024: Ps.4,200, and December 31, 2023: Ps. 5,792.
Tax Loss Carryforwards

Some subsidiaries in Mexico, Colombia and Brazil have tax loss carryforwards. Unused tax loss carryforwards, for which a deferred income tax asset has been recognized, may be recovered provided certain requirements are fulfilled. The tax loss carryforwards for which a deferred tax asset has been recorded and their corresponding years of expiration are as follows:

Tax Loss Carryforwards amounts in millions
2030	Ps. 2,872
2031	2
2032	1
2033	2
2034 and thereafter	31
No expiration (Brazil and Colombia)	8,363
Ps. 11,271

During 2013, the Company completed certain business acquisitions in Brazil. In connection with these acquisitions the Company recognized certain goodwill balances that are deductible for Brazilian income tax reporting purposes. The deduction of such goodwill amortization has resulted in the creation of Net Operating Losses (“NOLs”) in Brazil for which deferred tax assets have recorded, which have no expiration, but their usage is limited to 30% of Brazilian taxable income in any given year. As of December 31, 2024 and 2023 the Company believes that it is more likely than not that it will ultimately recover such NOLs through the reversal of temporary differences and future taxable income. Accordingly, the related deferred tax assets have been fully recognized.
The changes in the balance of tax loss carryforwards are as follows:

	2024	2023	2022
Balance at beginning of the period	Ps. 17,557	Ps. 22,000	Ps. 22,129
Increase (1)	266	2,002	10,610
Usage of tax losses	(5,939)	(5,685)	(10,706)
Effect of foreign currency exchange rates	(613)	(760)	(33)
Balance at end of the period	Ps. 11,271	Ps. 17,557	Ps. 22,000
.

(1)The recognition of tax loss carryforwards from previous years is shown under the item of increases, together with the tax loss carryforwards generated in the same years
23.2 Recoverable taxes
Recoverable taxes result mainly from higher advanced payments made during the year of income tax during 2024 in México in comparison to current year income tax, and other indirect tax, which will be compensated or recovered in future years.
23.3 Tax Reforms

In October 2021, the Organization Economic Cooperation and Development (“OECD”) and the G20 agreed to a Statement related to the “Base erosion and profit shifting” plan based on two Pillars to attend tax challenges that arise from the digital era in the global economy. The Second Pillar, through the “Global Anti-Base Erosion” rules (“GloBe rules”) attempts to establish a taxation system that guarantees that Multinational Groups reaching the threshold of 750 million euros of income, pay a minimum tax of 15% in each jurisdiction where they maintain their operations. An additional income tax should be calculated and paid by the “Ultimate Parent Entity (“UPE”) of the group to reach such 15% by entity and by jurisdiction.

According to the analysis of the standard GloBe rules performed together with FEMSA, considering it is the Company´s controlling shareholder and consolidates for financial purposes the total Company´s results, it is concluded that FEMSA is the UPE and is the entity obligated to determine any complementary tax corresponding to its hold businesses including the Company.
As of December 31, 2024, the tax authorities of the countries where the Company operates, except for Brasil, have not published the proper regulations to attend this Second Pillar. Brazilian tax reform related to GloBe rules is described in the following section.The Company is monitoring the publication of such regulations for the rest of the countries.

Brazil
In early 2017, the Brazilian Federal Supreme Court ruled that the value-added tax would not be used as the basis for calculating the federal sales tax, resulting in a reduction of the federal sales tax. Our Brazilian subsidiaries commenced legal proceedings to ascertain their ability to calculate federal sales tax without using the value-added tax as a basis, in accordance with the Brazilian Federal Supreme Court’s first ruling, and obtained a final favorable resolution in 2019. However, the Brazilian tax authorities appealed the Brazilian Federal Supreme Court’s decision and such appeal was denied in May 2021. Pursuant to our final favorable resolution of 2019, the federal production and sales taxes together resulted in an average of 14.6% tax over net sales in 2023 and 2024.

In December 2022, the Brazilian government published new transfer pricing rules which became effective as of January 1, 2024 aiming to align the Brazilian transfer pricing system with the transfer pricing guidelines recommended by the Organization for Economic Cooperation and Development (“OECD”). During 2023, the Brazilian government issued regulations to establish the guidelines required to comply with the transfer pricing rules. As of the date of this annual report, no further regulation has been issued.

In March 2023, the value added tax rate in the state of Parana increased from 16.0% to 18.0%. As of January 1, 2024, the value added tax rate in the state of Rio Grande do Sul decreased from 20.0% to 18%. In April 2024, the value added tax rate in the state of Goias increased from 17.0% to 19.0%. The state of Minas Gerais started to apply as of January 1, 2024 an additional charge of 2.0% on sales as a contribution to a poverty eradication fund.

In December 2023, the Brazilian government published a provisional measure, to establish the amount of tax credits subject to offset as determined by a final and unappealable court decision that says any credit exceeding the value of 10 million Brazilian reais (approximately Ps.32.7 million as of December 31, 2024) must observe the monthly limitation to be offset by 1/60 of the total value of the tax credit. This measure, which became effective on a provisional basis on January 1, 2024, was converted into law in May 2024.

In December 2023, the Brazilian government published a law, which became effective on January 1, 2024, that establishes that any subsidies granted by municipalities or the states will be taxed by the income tax and social contribution at the combined tax rate of 34.0% and will be subject to other contributions at a combined tax rate of 9.25%. In addition, the federal Brazilian government will grant an income tax credit of 25.0% on the municipality or state subsidy, limited to the lower of: (i) the amount of 25.0% of the tax benefit itself and (ii) 25.0% of the depreciation of such assets applied on development or expansion approved projects which caused such subsidy, provided that certain conditions are met. Our Brazilian subsidiary filed a legal recourse that resulted in a federal court granting a favorable temporary injunction preventing the imposition of taxes of such subsidies by the income tax and other contributions, until a final resolution is granted.

Furthermore, in December 2023, the Brazilian government published a constitutional amendment enacting a broad tax reform in Brazil that will replace the current indirect tax system with a new one, to be phased in starting in January 1, 2026, and fully adopted by 2033. The municipal service tax, state value-added tax and federal sales tax will be replaced by a dual value-added tax, composed of the federal “CBS” and the state and municipal “IBS”. This dual value-added tax will apply to all tangible and intangible goods, rights, and services and will be calculated based on the amount charged at the location where goods are consumed or the rights or services are provided. The system will be non-cumulative, allowing tax credits from previous transactions. Initially, there will be a standard rate for all goods and services, with reductions ranging from 100.0% to a 30.0% discount for sectors such as education, health, public transportation, and food products. Federal, state, and municipal governments may define specific rates, and the final rate will be the sum of the IBS and CBS rates.

In December, 2024, Congress approved the complementary law establishing the foundation of the new regulations, which was approved by the President in January, 2025, with some vetoes yet to be reviewed.
The reform also includes the creation of a Selective Tax (“IS”) on products such as sugary beverages, starting in 2027. This tax will be single-phase (charged only once), will not generate tax credits, and will be included in the tax base of other levies. The federal production and sales tax will be reduced to zero, except for products from the Manaus Free Trade Zone, which has remained at a rate of 8.0% since May 2022. In 2025, further regulations detailing the dual value-added tax and Selective Tax rates will be issued. Additionally, the reform establishes five-year reviews of the combined CBS and IBS rates. If the total exceeds 26.5%, the government must propose a reduction to Congress.

In December 2024, the Brazilian government published a new law introducing an Additional Social Contribution on Net Profit (the “Additional CSLL”) and the Qualified Domestic Minimum Top-Up Tax (“QDMTT”) method, to ensure a minimum effective taxation of 15.0% on multinational groups operating in Brazil. The Additional CSLL is the mechanism through which Brazil implements the QDMTT, adapting its tax system to the rules of Pillar Two of the OECD. This Additional CSLL became effective in January 2025, and will apply to the first payment of such tax to be made in 2026.
Argentina
In June 2021 (with retroactive effects as of January 2021), the Argentine government increased the income tax rate to 35.0% for 2021 onwards and imposed a tax rate of 7.0% on dividends paid to non-resident stockholders and resident individuals.

In December 2023, the Argentine government issued an executive decree (Decree 29/2023) that increased the PAIS (Programa para una Argentina Inclusiva y Solidaria) tax rate to 17.5%. This tax was in effect for five fiscal periods, from December 2019 to December 2024, and it was not renewed by the Argentine government.

Mexico

In accordance with amendments to Mexican tax laws in effect from January 1, 2022, Mexican issuers are joint and severally liable for taxes payable on gains derived from the sale or disposition of its shares or securities representing its shares, such as ADSs, by major shareholders who are non-Mexican residents with no permanent establishment in Mexico for tax purposes, to other non-Mexican residents with no permanent establishment in Mexico for tax purposes, to the extent that such Mexican issuer fails to provide certain information with respect to such sale or disposition to the Mexican tax authorities. For purposes of these regulations, “major shareholders” are shareholders that are identified in reports submitted by the Mexican issuer to the CNBV on an annual basis as a result of being (i) directors or officers who directly or indirectly own 1.0% or more of the Mexican issuer’s capital stock, (ii) shareholders who directly or indirectly own 5.0% or more of the Mexican issuer’s capital stock or (iii) within the ten largest shareholders of the Mexican issuer based on direct ownership of shares of capital stock. Although in some instances Mexican tax authorities have indicated that this reporting obligation would only apply to transfers of shares or securities representing shares that result in a change of control, there are no established criteria or general interpretations to that effect issued by the Mexican tax authorities. There is currently no obligation by non-Mexican residents to inform Mexican issuers about their sales or dispositions of shares or securities representing shares, which limits our ability to comply with our reporting obligations to the Mexican tax authorities. Therefore, the amount of a potential tax liability is uncertain and difficult to determine given inherent mechanics and procedures, including the application of any tax treaties available, applicable to the trading of publicly-traded securities.

Colombia

Starting in 2022 a tax reform in Colombia increased the income tax rate from 30.0% to 35.0% and limited the ability to discount or deduct the municipality sales taxes against income taxes to 50.0%.

In December 2022, a new tax reform was approved in Colombia, which became effective during 2023. The main changes are the following:

Introduction of an excise tax for beverages with added sugar based on the following schedule:

•From November 1, 2023 to December 31, 2023 a tax of 18 Colombian pesos (approximately Ps. 0.08 as of December 31, 2024) will apply to beverages that contain 6 to 10 grams of added sugar per 100 ml and a tax of 35 Colombian pesos (approximately Ps. 0.16 as of December 31, 2024) for beverages with more than 10 grams of added sugar per 100 ml;

•From January 1, 2024 to December 31, 2024, a tax of 28 Colombian pesos (approximately Ps. 0.13 as of December 31, 2024) for beverages that contain 6 to10 grams of added sugar per 100 ml and a tax of 55 Colombian pesos (approximately Ps. 0.25 as of December 31, 2024) for beverages with more than 10 grams of added sugar per 100 ml; and

•From January 1, 2025 to December 31, 2025, a tax of 38 Colombian pesos (approximately Ps. 0.17 as of December 31, 2024) for beverages that contain between 5 grams and 9 grams of added sugar per 100ml and a tax of 65 Colombian pesos (approximately Ps. 0.30 as of December 31, 2024) for beverages with more than 9 grams of added sugar per 100 ml.

Introduction of a new tax on single-use plastics, with a rate of 0,00005 on one Unit of Fiscal Value per gram of plastic. One Tax Value Unit is equivalent to 47,065 Colombian pesos (approximately Ps.216.35 as of December 31, 2024). This new tax is applicable to our products which are not considered part of the basic shopping basket (currently two of our products fall in this category). However, this tax can be exempted with a circular economy certification to be issued should case recycled resin be incorporated into the packaging. In 2023, the Constitutional Court of Colombia issued a resolution (Resolution C-526/23) requiring that the producer of single-use plastics be responsible for the payment of this tax.

Increase of the income tax rate as of January 1, 2023, from 20.0% to 35.0% on taxable income obtained from free trade zones within Colombia. This change will take effect on January 1, 2026 if a free trade zone company can demonstrate a 60.0% income increase in 2022 in comparison with 2019 fiscal year. However, the Constitutional Court of Colombia ruled that this law will not apply to the entities that obtained its approval to be considered as a free trade zone company prior to December 13, 2022. Our Colombian subsidiary obtained such approval and was considered a free trade zone company prior to such date.

Elimination of the possibility of taking as a tax discount the municipality sales taxes against income taxes.
Increase of the occasional income tax rate from 10.0% to 15.0% applicable on sales of fixed assets; and introduction of a stamp tax at a rate between 0.0% to 3.0%, over sales price of real estate and other assets.

Introduction of a minimum income tax rate of 15.0%, which must be calculated considering an adjusted financial profit or “adjusted income”. The entities that are required to calculate such minimum income tax and if such calculation results in a tax rate higher than 15.0%, such entity shall pay only the regular income tax rate and if the result is lower than 15.0%, such entity shall pay an additional amount to reach the 15.0% rate.

In February 2025, the Colombian government issued a decree containing temporary tax measures applicable from February 22, 2025 to December 31, 2025. Such decree imposes a stamp tax rate of 1.0% for public and private documents exceeding 6,000 Tax Value Units (approximately Ps. 1,373,517.90 as of December 31, 2024) that are subscribed, modified or extended and are granted or accepted in Colombia, or granted abroad but executed with Colombian jurisdiction. Several exemptions are applicable under certain circumstances. If the Colombian government decides to implement such tax measures on a permanent basis, relevant tax regulations will have to be reformed accordingly.

Costa Rica

Until December 31, 2022, the producer or importer was responsible for collecting value-added taxes on carbonated beverages from supply chain participants, with an effective value-added tax rate for carbonated beverages of 15.8%. On January 1, 2023, a new tax reform became effective to reintroduce the standard debt and credit system for producers, wholesalers, and retailers with a tax rate of 13.0%. Accordingly, our Costa Rican subsidiary is no longer responsible for collecting such tax throughout the entire supply chain.

Uruguay
Starting in January 2022, an increase to excise tax of between 19.0% to 20.0% for energy drinks became effective in Uruguay.